POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee and the President of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post- Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of December, 1995.


                                   /s/ Kenneth D. Trumpfheller
                                   ___________________________________________
                                   KENNETH D. TRUMPFHELLER, Trustee and
                                   President

STATE OF TEXAS                              )
                                            )        ss:
COUNTY OF TARRANT                           )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 11 day of December, 1995.


                                   /s/ Cynthia K. Mays
                                   ___________________________________________
                                   Notary Public

                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post- Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11 day of December, 1995.


                                              /s/ Steve L. Cobb
                                              _________________________________
                                              STEVE L. COBB, Trustee

STATE OF TEXAS                              )
                                            )        ss:
COUNTY OF DALLAS                            )

         Before me, a Notary Public, in and for said county and state, personally appeared STEVE L. COBB, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 11 day of December, 1995.


                                              /s/ Debra Hildebrant
                                              ________________________________
                                              Notary Public

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file such Post- Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12 day of December, 1995.


                                              /s/ Gary E. Hippenstiel
                                              _________________________________
                                              GARY E. HIPPENSTIEL, Trustee


STATE OF TEXAS                              )
                                            )        ss:
COUNTY OF HARRIS                            )

         Before me, a Notary Public, in and for said county and state, personally appeared GARY E. HIPPENSTIEL, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 12 day of December, 1995.


                                              /s/ Candice Turner
                                              _________________________________
                                              Notary Public

                                 POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AmeriPrime Funds, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Post-Effective Amendment No. 1 to its Registration Statement; and

         WHEREAS, the undersigned is Treasurer of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file such Post- Effective Amendment, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 12 day of December, 1995.


                                              /s/ Kelli D. Shomaker
                                              ________________________________
                                              KELLI D. SHOMAKER, Treasurer


STATE OF TEXAS                              )
                                            )        ss:
COUNTY OF BRAZOS                            )

         Before me, a Notary Public, in and for said county and state, personally appeared KELLI D. SHOMAKER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 12 day of December, 1995.


                                                /s/ Marsha Lee Berger
                                                ______________________________
                                                Notary Public